                                                                   EXHIBIT 10.37


                              EMPLOYMENT AGREEMENT


          This Employment Agreement shall commence on the 1st day of January, 1997, between Greenbriar Corporation, a Nevada corporation (hereinafter referred to as "Employer"), and GENE S. BERTCHER (hereinafter referred to as "Employee").

          In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. EMPLOYMENT. Employer agrees to employ Employee and Employee agrees to serve Employer, upon the terms and conditions hereinafter set forth.

1. TERM. The employment of Employee hereunder and this Employment Agreement shall commence the date hereof and shall be deemed to recommence on each day of the term hereof, and shall continue in effect for a period of two years from the date of each commencement or recommencement or until terminated sooner pursuant to Section 7 hereof.

1. DUTIES. During the term of this Agreement, Employee shall be engaged as an executive employee of Employer and shall report to the Board of Directors and Executive Committee of Employer. Employee's title shall be Executive Vice President of Employer, with such powers and duties in those capacities as are set forth in the Bylaws of Employer. If Employee is elected or appointed with the Employee's consent to an office with any of Employer's subsidiaries or affiliates during the term of this Agreement, the Employee will serve in such capacity or capacities without additional compensation. Employee shall perform his duties from the Employer's main office in Addison, Texas.

1. EXTENT OF SERVICES. During the term of this Agreement, Employee shall devote substantially his entire working time, attention, and energies to the business of Employer, consistent with the time and effort he has devoted to the business of Employer in the past, and shall not during the term of service be actively engaged in any other business activities. However, this shall not be construed as preventing Employee from investing the Employee's personal assets in such form or manner as may require occasional or incidental services on the part of Employee in the management, conservation and protection of such investments and provided that such investments cannot be construed as being competitive or in conflict with the business of Employer.

1.      COMPENSATION.

1.1. Base Salary. Employer will pay Employee during the Employee's term of service hereunder, as compensation for the Employee's services, the sum of $180,000 per year (sometimes hereinafter referred to as the "Base Salary"), payable in biweekly or other installments in accordance with the general practices of the Employer. Employee shall be entitled to participate in any and all executive bonus programs at levels equal to those of employees in comparable executive positions. Any bonus compensation shall be payable in the discretion of the Board of Directors of the Employer.

1.2.    Benefits.

1.1.1. The Employee shall be entitled to the same benefits generally provided to other executives of Employer of comparable rank and responsibility as well as to those generally provided to all officers of Employer in accordance with the policies of the Employer from time to time. These are to include, but not be limited to, health insurance and vacation pursuant to the Employer's standard policy.

1.1.1. The Employer shall compensate or provide the designated beneficiaries of Employee with the benefits accrued or vested under any compensation and/or other benefit plan of the Employer in which Employee was a participant as of the date of his death.

1. EXPENSES. During the term of employment provided for herein, Employer shall pay or reimburse Employee, in accordance with its standard policy, upon submission of vouchers by the Employee for all expenses incurred by the Employee in the interest of Employer's business.

1.      TERMINATION.

1.1. Termination Events. Subject to the provisions of Paragraph 7.2 of this Section, this Agreement shall terminate:

1.1.1.  Upon death of Employee.

1.1.1. At the option of the Employer if Employee shall become disabled and remain disabled for a period of six (6) months. Disability shall be defined as Employee's inability through illness or other cause to perform his normal work load as measured by the twelve (12) months preceding the commencement of such disability. During such disability, Employee shall be compensated in accordance with Employer's standard policy regarding disability.

1.1.1.  Upon mutual agreement.

1.1.1.  At any time at the option of Employee.

          7.1.5. At the Employer's option for any good cause. For purposes of this Section, "good cause" for termination shall mean: (a) the conviction of Employee of any act involving moral turpitude, or (b) any material breach by Employee of any of the terms of, or the failure to perform any covenant contained in, this Agreement.

          7.1.6. By the Employee for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (1) through (9) hereof:

                         (1) a change in the Employee's status, title, position
               or responsibilities (including reporting responsibilities) which, in the Employee's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities which, in the Employee's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Employee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment pursuant to Sections 7.1.1, 7.1.2, 7.1.3, 7.1.4 or 7.1.5, other than Good Reason;

                         (2) a reduction in the Employee's base salary or any
               failure to pay the Employee any compensation or benefits to which he is entitled within five days of the date due;

                         (3) a failure to increase the Employee's base salary at
               least annually at a percentage of base salary no less than the average percentage increases (other than increases resulting from the Employee's promotion) granted to the Employee during the three full years ended prior to a Change in Control (or such lesser number of full years during which the Executive was employed);

                         (4) the Employer's requiring the Employee to be based
               at any place outside 50 miles from Dallas, Texas, except for reasonably required travel on the Employer's business which is not greater than such travel requirements prior to the Change in Control;

                         (5) the failure by the Employer to (a) continue in
               effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Employee was participating immediately prior to the Change in Control, unless a substitute or replacement plan has been implemented which provides substantially identical compensation and benefits to the Employee or (b) provide the Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and practice as in effect at any time within ninety (90) days preceding the Change in Control Date or at any time thereafter;

                         (6) the insolvency or the filing (by any party,
               including the Employer) of a petition for the bankruptcy of the Employer;

                         (7) any material breach by the Employer of any
               provisions of this Agreement;

                         (8) any purported termination of the Employee's
               employment for Cause by the Company which does not comply with the terms of Section 7.1.5.; or

                         (9) the failure of the Employer to obtain an agreement,
               satisfactory to the Employee, from any successor or assign of the Employer to assume and agree to perform this Agreement, as contemplated in Section 9.2.

          Any event or condition described in Section 7.1.6 (1)-(9) which occurs prior to a Change in Control but which the Employee reasonably demonstrates (a) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), or
(b) otherwise arose in connection with, or in anticipation of a Change in Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control. The Executive's right to terminate his employment pursuant to Section 7.1.6 shall not ve affected by his incapacity due to physical or mental illness.

          7.1.7. For any reason other than those set forth in Sections 7.1.1., 7.1.2., 7.1.3., 7.1.4, 7.1.5 or 7.1.6.

1.1.    Consequences of Termination.


1.1.1. Upon termination by mutual agreement under Section 7.1.3, by the Employee under Section 7.1.4., or for good cause under Section 7.1.5, the Employee shall be paid all salary prorated to the date of termination.

1.1.1.  Upon termination under Section 7.1.1., 7.1.2., 7.1.6. or 7.1.7,
Employee (or his estate) shall be entitled to receive (1) severance compensation in lieu of any further compensation after the termination date in a single payment in cash in an amount equal to two times the Employee's base salary at the highest rate in effect at any time subsequent to the 90th day prior to the termination date; and (2) for eighteen (18) months, the Employer's current cost sharing shall continue on behalf of the Employee and his dependents and beneficiaries in regard to the life insurance, disability, medical, dental and hospitalization benefits provided to the Employee at any time during the 90-day period prior to the termination date.

        The amounts provided for in Section 7.2 shall be paid within five days after the Employee's Termination Date. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment. The severance pay and benefits provided for in Sections
7.2.4 shall be in lieu of any other severance pay to which the Executive may be entitled under any Company severance plan, program or arrangement.

        8. TRADE SECRETS AND CONFIDENTIAL INFORMATION. During the term of this Agreement, Employee will have access to customer lists and compilations of information and records specific to and regularly used in the operation of the business of Employer. Employee acknowledges that such information constitutes valuable and confidential information of the Employer. Employee shall not disclose any of the aforesaid private company secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or after termination of employment. All files, records, electronic and magnetic files, documents, specifications, equipment and similar information relating to the business of Employer, whether prepared by Employee or otherwise coming into Employee's possession, shall remain the exclusive property of Employer and shall not be removed from the premises of Employer except as shall be necessary for Employee to perform Employee's duties under this Agreement. Upon termination of this Agreement for any reason, Employee will deliver all such materials in his possession and all copies thereof to Employer.

        9.   GENERAL PROVISIONS.

        9.1 Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified mail by Employer to the residence of Employee, or by Employee to Employer's principal office.

        9.2. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Employer, its successors and assigns, and the Employer shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform if no such succession or assignment had taken place. The term "Employer" as used herein shall include successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Employer (including this Agreement) whether by operation of law or otherwise. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Employee, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal personal representative.

        9.3. Waiver of Breach. The waiver by Employer or Employee of a breach of any provisions of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

        9.4. Entire Agreement. This instrument contains the entire agreement of the parties. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

        9.5. Attorneys' Fees. In the event that there shall be any litigation or court proceeding with respect to this Agreement or the obligations of the parties hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party.

        9.6. Governing Law. This Employment Agreement shall be governed by the laws of the State of Texas.

       10.   Definitions.

       10.1. Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any one or more of the following events:

          (a) An acquisition (other than directly from the Employer) of any voting securities of the Employer (the "Voting Securities") by any "Person" (the term person is used for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Employer's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Employer or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Employer (for purposes of this definition, a "Subsidiary" (ii) the Employer or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The Individuals who, as of December 30, 1996, are members of the Board (the "Incumbent Board"), cease to constitute at least two-third of the members of the Board. Provided, however, that if after the election, or nomination for election by the Employer's common stockholders, if any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c)  Approval by stockholders of the Employer of:

               (1) a merger, consolidation or reorganization involving the Employer, unless such a merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Employer where:

                              (i) the stockholders of the Employer, immediately
                    before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                              (ii) the individuals who were members of the
                    Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-third of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                              (iii) no Person other than (a) the Employer, (b) any Subsidiary, (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Employer, the Surviving Company, the Surviving Corporation, or any Subsidiary, or (d) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty-one percent (51%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifty-percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

               (2) A plan of complete liquidation or dissolution of the Company, or

               (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Employer to any Person (other than a transfer to a Subsidiary):

          (d) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting

          Securities by the Employer which, by reducing the number of shares Beneficially Owned by Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Employer, and after such share acquisition by the Employer, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          IN WITNESS WHEREOF, Employer has caused this Employment Agreement to be executed in its corporate name by its corporate officers thereunto duly authorized, and Employee has executed this Employment Agreement.

                                          EMPLOYEE:

                                          /s/ Gene S. Bertcher
                                          -------------------------------------
                                          GENE S. BERTCHER

                                          EMPLOYER:

                                          GREENBRIAR CORPORATION

                                          By: /s/ James R. Gilley
                                             -----------------------------------
                                             Name:     James R. Gilley
                                             -----------------------------------
                                             Title:    Chairman, President & CEO
                                             -----------------------------------

 By: /s/ Michael E. McMurray
     ----------------------------------------
     Name:  Michael E. McMurray
            ---------------------------------
     Title: Chairman, Compensation Committee
            ---------------------------------

                             EMPLOYMENT AGREEMENT


          This Employment Agreement shall commence on the 1st day of January, 1997, between Greenbriar Corporation, a Nevada corporation (hereinafter referred to as "Employer"), and JAMES R. GILLEY (hereinafter referred to as "Employee").

          In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. EMPLOYMENT. Employer agrees to employ Employee and Employee agrees to serve Employer, upon the terms and conditions hereinafter set forth.

1. TERM. The employment of Employee hereunder and this Employment Agreement shall commence the date hereof and shall be deemed to recommence on each day of the term hereof, and shall continue in effect for a period of three years from the date of each commencement or recommencement or until terminated sooner pursuant to Section 7 hereof.

1. DUTIES. During the term of this Agreement, Employee shall be engaged as an executive employee of Employer and shall report to the Board of Directors and Executive Committee of Employer. Employee's title shall be Chairman of the Board of Directors of Employer, with such powers and duties in those capacities as are set forth in the Bylaws of Employer. If Employee is elected or appointed with the Employee's consent to an office with any of Employer's subsidiaries or affiliates during the term of this Agreement, the Employee will serve in such capacity or capacities without additional compensation. Employee shall continue to serve as a member of the Board of Directors and as a member of the Executive Committee of Employer. Employee shall perform his duties from the Employer's main office in Addison, Texas.

1. EXTENT OF SERVICES. During the term of this Agreement, Employee shall devote substantially his entire working time, attention, and energies to the business of Employer, consistent with the time and effort he has devoted to the business of Employer in the past, and shall not during the term of service be actively engaged in any other business activities. However, this shall not be construed as preventing Employee from investing the Employee's personal assets in such form or manner as may require occasional or incidental services on the part of Employee in the management, conservation and protection of such investments and provided that such investments cannot be construed as being competitive or in conflict with the business of Employer.

1.      COMPENSATION.

1.1. Base Salary. Employer will pay Employee during the Employee's term of service hereunder, as compensation for the Employee's services, the sum of $460,000 per year (sometimes hereinafter referred to as the "Base Salary"), payable in biweekly or other installments in accordance with the general practices of the Employer. Employee shall receive fully vested nonqualified stock options for 200,000 shares of common stock on December 31 of each year of the term hereof in lieu of any cash bonus, with such options to be issued with exercise prices equal to the average closing price of the common stock for the ten trading days preceding December 31 and for terms of ten years each.

1.1.    Benefits.

1.1.1. The Employee shall be entitled to the same benefits generally provided to other executives of Employer of comparable rank and responsibility as well as to those generally provided to all officers of Employer in accordance with the policies of the Employer from time to time. These are to include, but not be limited to, health insurance and vacation pursuant to the Employer's standard policy.

1.1.1. The Employer shall compensate or provide the designated beneficiaries of Employee with the benefits accrued or vested under any compensation and/or other benefit plan of the Employer in which Employee was a participant as of the date of his death.

1. EXPENSES. During the term of employment provided for herein, Employer shall pay or reimburse Employee, in accordance with its standard policy, upon submission of vouchers by the Employee for all expenses incurred by the Employee in the interest of Employer's Business.

1.      TERMINATION.

1.1. Termination Events. Subject to the provisions of Paragraph 7.2 of this Section, this Agreement shall terminate:

1.1.1.  Upon death of Employee.

1.1.1. At the option of the Employer if Employee shall become disabled and remain disabled for a period of six (6) months. Disability shall be defined as Employee's inability through illness or other cause to perform his normal work load as measured by the twelve (12) months preceding the commencement of such disability. During such disability, Employee shall be compensated in accordance with Employer's standard policy regarding disability.

1.1.1.  Upon mutual agreement.

1.1.1.  At any time at the option of Employee.

        7.1.5. At the Employer's option for any good cause. For purposes of this Section, "good cause" for termination shall mean: (a) the conviction of Employee of any act involving moral turpitude, or (b) any material breach by Employee of any of the terms of, or the failure to perform any covenant contained in, this Agreement.

        7.1.6. By the Employee for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (1) through (9) hereof:

                         (1) a change in the Employee's status, title, position
               or responsibilities (including reporting responsibilities) which, in the Employee's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities which, in the Employee's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Employee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment pursuant to Sections 7.1.1, 7.1.2, 7.1.3, 7.1.4 or 7.1.5, other than Good Reason;

                         (2) a reduction in the Employee's base salary or any
               failure to pay the Employee any compensation or benefits to which he is entitled within five days of the date due;

                         (3) a failure to increase the Employee's base salary at
               least annually at a percentage of base salary no less than the average percentage increases (other than increases resulting from the Employee's promotion) granted to the Employee during the three full years ended prior to a Change in Control (or such lesser number of full years during which the Executive was employed);

                         (4) the Employer's requiring the Employee to be based
               at any place outside 50 miles from Dallas, Texas, except for reasonably required travel on the Employer's business which is not greater than such travel requirements prior to the Change in Control;

                         (5) the failure by the Employer to (a) continue in
               effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Employee was participating immediately prior to the Change in

               Control, unless a substitute or replacement plan has been implemented which provides substantially identical compensation and benefits to the Employee or (b) provide the Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and practice as in effect at any time within ninety (90) days preceding the Change in Control Date or at any time thereafter;

                         (6) the insolvency or the filing (by any party,
               including the Employer) of a petition for the bankruptcy of the Employer;

                         (7) any material breach by the Employer of any
               provisions of this Agreement;

                         (8) any purported termination of the Employee's
               employment for Cause by the Company which does not comply with the terms of Section 7.1.5.; or

                         (9) the failure of the Employer to obtain an agreement,
               satisfactory to the Employee, from any successor or assign of the Employer to assume and agree to perform this Agreement, as contemplated in Section 9.2.

          Any event or condition described in Section 7.1.6 (1)-(9) which occurs prior to a Change in Control but which the Employee reasonably demonstrates (a) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), or
(b) otherwise arose in connection with, or in anticipation of a Change in Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control. The Executive's right to terminate his employment pursuant to Section 7.1.6 shall not ve affected by his incapacity due to physical or mental illness.

          7.1.7. For any reason other than those set forth in Sections 7.1.1., 7.1.2., 7.1.3., 7.1.4, 7.1.5 or 7.1.6.

1.1.      Consequences of Termination.


1.1.1. Upon termination by mutual agreement under Section 7.1.3, by the Employee under Section 7.1.4., or for good cause under Section 7.1.5, the Employee shall be paid all salary prorated to the date of termination.

1.1.1.    Upon termination under Section 7.1.1., 7.1.2., 7.1.6. or 7.1.7,
Employee (or his estate) shall be entitled to receive (1) severance compensation in lieu of any further compensation after the termination date in a single payment in cash in an amount equal to three times the Employee's base salary at the highest rate in effect at any time subsequent to the 90th day prior to the termination date; and (2) for eighteen (18) months, the Employer's current cost sharing shall continue on behalf of the Employee and his dependents and beneficiaries in regard to the life insurance, disability, medical, dental and hospitalization benefits provided to the Employee at any time during the 90-day period prior to the termination date.

          The amounts provided for in Section 7.2 shall be paid within five days after the Employee's Termination Date. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment. The severance pay and benefits provided for in Sections
7.2.4 shall be in lieu of any other severance pay to which the Executive may be entitled under any Company severance plan, program or arrangement.

          8. TRADE SECRETS AND CONFIDENTIAL INFORMATION. During the term of this Agreement, Employee will have access to customer lists and compilations of information and records specific to and regularly used in the operation of the business of Employer. Employee acknowledges that such information constitutes valuable and confidential information of the Employer. Employee shall not disclose any of the aforesaid private company secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or after termination of employment. All files, records, electronic and magnetic files, documents, specifications, equipment and similar information relating to the business of Employer, whether prepared by Employee or otherwise coming into Employee's possession, shall remain the exclusive property of Employer and shall not be removed from the premises of Employer except as shall be necessary for Employee to perform Employee's duties under this Agreement. Upon termination of this Agreement for any reason, Employee will deliver all such materials in his possession and all copies thereof to Employer.

          9.   GENERAL PROVISIONS.

          9.1 Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified mail by Employer to the residence of Employee, or by Employee to Employer's principal office.

          9.2. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Employer, its successors and assigns, and the Employer shall require any successor or assign to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Employer would be required to perform if no such succession or assignment had taken place. The term "Employer" as used herein shall include successors and assigns. The term "successors and assigns" as used herein shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Employer (including this Agreement) whether by operation of law or otherwise. Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by the Employee, his beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal personal representative.

          9.3. Waiver of Breach. The waiver by Employer or Employee of a breach of any provisions of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

          9.4. Entire Agreement. This instrument contains the entire agreement of the parties. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

          9.5. Attorneys' Fees. In the event that there shall be any litigation or court proceeding with respect to this Agreement or the obligations of the parties hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party.

          9.6. Governing Law. This Employment Agreement shall be governed by the laws of the State of Texas.

         10.   Definitions.

         10.1. Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any one or more of the following events:

               (a) An acquisition (other than directly from the Employer) of any voting securities of the Employer (the "Voting Securities") by any "Person" (the term person is used for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Employer's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Employer or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Employer (for purposes of this definition, a "Subsidiary" (ii) the Employer or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The Individuals who, as of December 30, 1996, are members of the Board (the "Incumbent Board"), cease to constitute at least two-third of the members of the Board. Provided, however, that if after the election, or nomination for election by the Employer's common stockholders, if any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) Approval by stockholders of the Employer of:

              (1) a merger, consolidation or reorganization involving the Employer, unless such a merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Employer where:

                              (i) the stockholders of the Employer, immediately
                      before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                              (ii) the individuals who were members of the
                      Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-third of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                              (iii) no Person other than (a) the Employer, (b) any Subsidiary, (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Employer, the Surviving Company, the Surviving Corporation, or any Subsidiary, or (d) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty-one percent (51%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifty-percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

              (2) A plan of complete liquidation or dissolution of the Company,
                  or

              (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Employer to any Person (other than a transfer to a Subsidiary):

          (d) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Employer which, by reducing the number of shares Beneficially Owned by Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Employer, and after such share acquisition by the Employer, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          IN WITNESS WHEREOF, Employer has caused this Employment Agreement to be executed in its corporate name by its corporate officers thereunto duly authorized, and Employee has executed this Employment Agreement.

                                       EMPLOYEE:

                                       /s/ James R. Gilley
                                       -----------------------------------------
                                       JAMES R. GILLEY

                                       EMPLOYER:

                                       GREENBRIAR CORPORATION

                                       By:  /s/ Gene S. Bertcher
                                          --------------------------------------
                                       Name:  Gene S. Bertcher
                                             -----------------------------------
                                       Title: Executive Vice President & CFO
                                              ----------------------------------

By:  /s/ Michael E. McMurray
   --------------------------------------
Name:  Michael E. McMurray
     ------------------------------------
Title: Chairman, Compensation Committee
      -----------------------------------